Investor Presentation
Data as of June 30, 2013
(unless otherwise noted)
Ticker Symbol: FULT (NASDAQ)

▪ This presentation may contain forward-looking statements with respect to Fulton Financial
 Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-
 looking statements. Forward-looking statements can be identified by the use of words such as “may,”
 “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,”
 “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
▪ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The
 Corporation undertakes no obligation, other than as required by law, to update or revise any forward-
 looking statements, whether as a result of new information, future events or otherwise.
▪ A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-
 looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on
 Form 10-K for the year ended December 31, 2012, and the Quarterly Reports on Form 10-Q for the
 quarters ended March 31, 2013 and June 30, 3013, which have been filed with the Securities and
 Exchange Commission and are available in the Investor Relations section of the Corporation’s website
 (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov).
▪ The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.
Forward-Looking Statements

About Us
▪ Mid-Atlantic financial holding company
▪ 6 community banks / 5 states
▪ Fulton Financial Advisors
▪ Fulton Mortgage Company
▪ 270 community banking offices
▪ Asset size: $17.0 billion
▪ 3,800 team members (3,620 FTEs)
▪ Shares outstanding: 193.7 million
▪ Market capitalization: $ 2.2 billion
▪ Book value per share: $10.48
▪ Tangible book value per share (1): $7.72

(1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

- The Columbia Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Fulton Bank of New Jersey
- Lafayette Ambassador Bank
- Swineford National Bank

Pennsylvania
Lycoming
Columbia
Montour
Union
Snyder
Centre
Northumberland
Northampton
Lehigh
Schuylkill
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Franklin
York
Delaware
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
New Jersey
Washington
Frederick
Baltimore
Cecil
Baltimore City
Howard
Montgomery
Anne Arundel
Prince Georges
New Castle
Sussex
Delaware
Maryland
Fairfax
Prince William
Richmond
Virginia
Newport News
Virginia Beach
Chesapeake

FULTON FINANCIAL CORPORATION

A Valuable Franchise

1. Earnings Per Share (EPS) Growth
2. Quality Loan Growth
3. Improve Asset Quality
4. Core Deposit / Household Growth
5. Spread Management / Net Interest Margin
6. Increase Return on Average Assets (ROA)
7. Increase Return on Average Equity (ROE)
8. Expense Management
Corporate Priorities

Priorities: EPS
1. EPS Growth
✓Q2 2013 Diluted EPS : 21 cents
Up 5.0% compared to Q1 2013 and Q2 2012

$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.11
0.11
0.13
0.14
0.16
0.16
0.17
0.18
0.20
0.18
0.19
0.20
0.21
0.20
0.20
0.21
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

FULTON FINANCIAL CORPORATION

Diluted Earnings Per Share (Quarterly)

Q2 2013	Q1 2013	Change $	Change %
	(dollars in thousands, except per-share data)			
Net Interest Income	**$ 132,065**	**$ 129,644**	$ 2,421	2%
Loan Loss Provision	**(13,500)**	**(15,000)**	1,500	-10%
Non-Interest Income	**49,451**	**44,786**	4,665	10%
Securities Gains	**2,865**	**2,473**	392	16%
Non-Interest Expenses	**(117,130)**	**(110,936)**	(6,194)	6%
Income Taxes	**(13,169)**	**(11,740)**	(1,429)	12%
Net Income	**$ 40,582**	**$ 39,227**	**$ 1,355**	**3%**
Per Share (Diluted)	**$ 0.21**	**$ 0.20**	**$ 0.01**	**5%**

FULTON FINANCIAL CORPORATION

Income Statement Summary

2. Quality Loan Growth
✓ Average loans up 2.2%
compared to Q1 2013 and up 4.7%
compared to Q2 2012
✓Third consecutive quarter of
solid growth
Priorities: Earning Asset Growth

Q2 2013	Q1 2013	Change $	Change %
	(dollars in millions)			
Comm'l Mort	**$ 4,758**	**$ 4,666**	$ 92	2%
Commercial	**3,715**	**3,663**	52	1%
Home Equity	**1,733**	**1,662**	71	4%
Resid Mort	**1,309**	**1,283**	26	2%
Construction	**617**	**591**	26	4%
Consumer/Other	**397**	**392**	5	1%
Total Loans	**$ 12,529**	**$ 12,257**	**$ 272**	**2%**

FULTON FINANCIAL CORPORATION

Average Loans

International Bancshares Corp.
People’s United Financial, Inc.
Prosperity Bancshares, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
UMB Financial Corporation
Umpqua Holdings Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FirstMerit Corporation
Hancock Holding Company
IBERIABANK Corporation

Peer Group*

*Fulton’s Peer group as of June 30, 2013

Ending Loan Growth

11.0%
8.0%
5.0%
2.0%
-1.0%
-4.0%
-7.0%
2007
2008
2009
2010
2011
2012
06/30/13
4.1%
4.1%
1.4%
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Note: 2007 through 2012 represents December year-over-year change in ending loans. 06/30/13 represents June 30, 2013 over December
31, 2012 change in ending loans.
*Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies.

 Source: SNL Financial LC

3. Improve Asset Quality
Priorities: Credit Metrics

3.00%
2.00%
1.00%
0.00%
1.30%
1.03%
1.01%
Dec 31, 2007
Dec 31, 2008
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Jun 30, 2013
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Non-accrual Loans to Loans

* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
 Excludes credit card companies.

 Source: SNL Financial LC

2.60%
2.30%
2.00%
1.70%
1.40%
1.10%
0.80%
1.71%
1.61%
1.29%
Dec 31, 2007
Dec 31, 2008
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Jun 30, 2013
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Allowance for Loan Losses to Loans

* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
 Excludes credit card companies.

 Source: SNL Financial LC

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 41,129	$ 19,102	$ 13,884	$ 12,253	$ 10,230	$ 96,598
Maryland	2,931	1,136	9,193	1,907	2,265	17,432
New Jersey	9,504	18,705	4,753	7,835	8,058	48,855
Virginia	3,475	6,714	2,134	6,409	468	19,200
Delaware	180	3,772	-	2,256	905	7,113
	$ 57,219	$ 49,429	$ 29,964	$ 30,660	$ 21,926	$ 189,198
Ending Loans	$ 3,712,974	$ 4,856,916	$ 610,280	$ 1,313,345	$ 2,151,903	$ 12,645,418
Non-performing Loan % (6/30/13)	1.54%	1.02%	4.91%	2.33%	1.02%	1.50%
Non-performing Loan % (12/31/12)	1.85%	1.22%	5.48%	2.74%	1.01%	1.74%

FULTON FINANCIAL CORPORATION

Non-performing Loans* (6/30/13)

* Includes loans ≥ 90 days past due and accruing and non-accrual loans.

$60
$40
$20
$0
45.0
45.0
40.0
40.0
40.0
40.0
38.0
36.0
31.0
30.0
28.0
25.5
23.0
17.5
15.0
13.5
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

FULTON FINANCIAL CORPORATION

Provision for Credit Losses (Quarterly, in millions of dollars)

4. Core Deposit / Household
Growth
2012 Net Account Lift (#): 2.8%
Priorities: Deposits

Q2 2009
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
16%
15%
11%
8%
50%

Q2 2013
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
25%
22%
17%
10%
26%

FULTON FINANCIAL CORPORATION

Deposit Composition

Note: Deposit composition is based on quarterly average balances for the periods indicated.

95.00%
90.00%
85.00%
80.00%
75.00%
86.10%
83.80%
2013 (2)
2012 (3)

FULTON FINANCIAL CORPORATION

Overall Customer Satisfaction Score (1)

(1) Annual retail customer satisfaction surveys conducted by Fulton’s internal Marketing Research Group. Areas covered: Overall
 Customer Satisfaction and likelihood to recommend the bank; Customer experience; Specific issues of problems experience by customers; Motivating factors to bank with us.
(2) Results based on 10,926 customer surveys completed in January 2013.
(3) Results based on 4,897 customer surveys completed in January 2012.

5. Spread Management / Net Interest Margin
▪ Q2 2013 Net Interest Margin (fully-taxable equivalent):
 3.52%
✓ Yield on average interest-earning assets: 4.07%
✓ Cost of average interest-bearing liabilities: 0.74%
Priorities: Margin

4.00%
3.75%
3.50%
3.25%
3.00%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
3.52%
3.41%
3.28%
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Net Interest Margin (Quarterly)

Note: Fully-taxable equivalent
*Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
Excludes credit card companies.

 Source: SNL Financial LC

Rate Change (1)	Annual Change in Net Interest Income	% Change
+400 bps	$ 52,213 million	9.7%
+300 bps	$ 34,859 million	6.5%
+200 bps	$ 20,362 million	3.8%
+100 bps	$ 4,352 million	0.8%
- 100 bps	$ (18,192) million	-3.4%

6-Month Cumulative GAP (2): 1.02

FULTON FINANCIAL CORPORATION

Interest Rate Shocks           (6/30/13)

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of earnings is used primarily to measure Fulton’s short-
 term earnings exposure to rate movements. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates.
2) This measurement is accomplished through stratification of assets and liabilities into repricing periods. The sums of assets and liabilities in each of these periods are compared for mismatches within that maturity segment. Core deposits having no contractual maturities are placed into repricing periods based upon historical balance performance. Repricing for mortgage loans, mortgage-backed securities and collateralized mortgage obligations is based upon industry projections for prepayment speeds.

6. ROA
Q2 2013:  0.97%
Q1 2013: 0.96%
Priorities: ROA and ROE
24
7. ROE (Tangible) (1)
Q2 2013: 10.75%
Q1 2013: 10.43%
Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets
(1)Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.
Increase ROA and ROE

YTD Jun Average Assets ($ Millions)	Return on Average Assets*	
		YTD Jun 2013	Year 2012
Lafayette Ambassador Bank	$ 1,413	1.30%	1.48%
Fulton Bank, NA	$ 9,344	1.18%	1.30%
FNB Bank, NA	$ 354	0.85%	1.20%
The Columbia Bank	$ 1,982	0.80%	0.82%
Fulton Bank of New Jersey	$ 3,320	0.72%	0.18%
Swineford National Bank	$ 295	0.62%	0.50%
Fulton Financial Corporation	$ 16,664	0.97%	0.96%

FULTON FINANCIAL CORPORATION

Return on Average Assets
and Average Assets, by Bank

*Net Income divided by average assets, annualized.

16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
13.5%
13.8%
12.7%
11.8%
12.1%
11.7%
11.9%
14.3%
14.7%
14.2%
15.2%
15.6%
14.9%
Dec 31, 2001
Dec 31, 2002
Dec 31, 2003
Dec 31, 2004
Dec 31, 2005
Dec 31, 2006
Dec 31, 2007
Dec 31, 2008
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Jun 30, 2013

FULTON FINANCIAL CORPORATION

Total Risk-Based Capital Ratio

Basel III	
	FULT	Well-Capitalized	FULT (1)	Well-Capitalized (2)
Total Risk-Based Capital Ratio	14.90%	10.00%	14.60%	10.50%
Tier 1 Risk-Based Capital Ratio	13.00%	6.00%	11.40%	8.50%
Tier 1 Leverage Ratio	10.60%	5.00%	9.30%	5.00%
Common Equity Tier 1 Ratio	N/A	N/A	11.40%	7.00%

FULTON FINANCIAL CORPORATION

Capital Adequacy    (6/30/13)
(1) Estimates - based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above.
(2) Fully-phased in requirements, with 2.50% conservation buffer.

$8.00
$6.00
$4.00
$2.00
$0.00
6.60
6.67
6.69
6.84
7.06
7.20
7.24
7.38
7.46
7.63
7.76
7.82
7.72
Jun 30, 2010
Sep 30, 2010
Dec 31, 2010
Mar 31, 2011
Jun 30, 2011
Sep 30, 2011
Dec 31, 2011
Mar 31, 2012
Jun 30, 2012
Sep 30, 2012
Dec 31, 2012
Mar 31, 2013
Jun 30, 2013

FULTON FINANCIAL CORPORATION

Tangible Book Value Per Share (1)

(1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.
(2) Compounded annual growth rate from June 30, 2010 to June 30, 2013.
CAGR (2) = 5.4%

Price to Tangible Book Value (1)
Multiple of Tangible Book Value
2.00
1.50
1.00
0.50
0.00
1.49
1.65
FULT
Peer Group Median

FULTON FINANCIAL CORPORATION

Price Multiple vs. Peer Group

Notes: Peer Tangible Book Value as of 6/30/2013. Source: SNL Financial LC
 FULT Tangible Book Value as of 6/30/2013.
 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

Price-to-LTM EPS (1)
Multiple of Last 12 Months of EPS
28.00
24.00
20.00
16.00
12.00
8.00
4.00
0.00
14.00
15.27
FULT
Peer Group Median

FULTON FINANCIAL CORPORATION

Price Multiple vs. Peer Group

Notes: Peer Tangible Book Value as of 6/30/2013. Source: SNL Financial LC
 FULT Tangible Book Value as of 6/30/2013.
 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Cash Dividend
Yield

FULTON FINANCIAL CORPORATION

FULT - Cash Dividend and Yield (1)

(1) Annualized dividend rate per share divided by period-end stock price.
(2) Compounded annual growth rate in cash dividend from June 30, 2009 to June 30, 2013.
CAGR (2) = 27.8%

▪ New program authorized: January 2013
 and extended in June 2013
▪ Purchase of up to 8 million shares
 through September 30, 2013
▪ About 4 % of outstanding shares
▪ Shares repurchased through June 30,
 2013: 6.4 million
▪ Average purchase price: $ 11.11
Stock Repurchase Program

8. Expense Management
Priorities: Efficiency

Q2 2013		Q1 2013	Change	
					$	%
		(dollars in thousands)				
Salaries & Benefits	$	63,490	$	61,212	$ 2,278	4%
Occupancy & Equip.		15,340		15,752	(412)	-3%
Data Proc. & Software		7,603		6,651	952	14%
Outside Services		5,315		2,860	2,455	86%
Professional Fees		3,395		3,047	348	11%
FDIC Insurance		3,001		2,847	154	5%
Supplies & Postage		2,602		2,460	142	6%
OREO & Repo Expense		1,941		2,854	(913)	-32%
Marketing		1,922		1,872	50	3%
Operating Risk Loss		1,860		1,766	94	5%
Telecommunications		1,736		1,804	(68)	-4%
Other Expenses		8,925		7,811	1,114	14%
Total Non-Interest Expense	**$**	**117,130**	**$**	**110,936**	**$ 6,194**	**6%**

FULTON FINANCIAL CORPORATION

Non-Interest Expenses

66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
2007
2008
2009
2010
2011
2012
YTD 6/30
64.1%
63.4%
62.3%
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Efficiency Ratio (1)

(1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled
 “Non-GAAP Reconciliation” at the end of this presentation.
* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies.

 Source: SNL Financial LC

Supplemental Information

Q2 2013	Q1 2013	Change $	Change %
	(dollars in millions)			
Non-Int DDA	$ 3,117	$ 2,969	$ 148	5%
Int DDA	2,719	2,706	13	0%
Savings/MMDA	3,351	3,334	17	1%
Total Core Deposits	9,187	9,009	178	2%
CD's	3,169	3,321	(152)	-5%
Cash Management	287	277	10	4%
Total Deposits	$ 12,643	$ 12,607	$ 36	0%

FULTON FINANCIAL CORPORATION

Average Deposits

$240
$200
$160
$120
$80
$40
$-
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD Jun 30
YTD Dec 31

FULTON FINANCIAL CORPORATION

Non-Interest Income (in millions)

CAGR (1) = 7.2%
(1) Compounded annual growth rate from year-ended December 31, 2003 to year-ended
 December 31, 2012.

Q2 2013	Q1 2013	Change $	Change %
	(dollars in thousands)			
Mort. Banking Income	**$ 10,997**	**$ 8,173**	2,824	35%
Invt Mgt & Trust	**10,601**	**10,096**	505	5%
Overdraft & NSF Fees	**7,623**	**7,461**	162	2%
Service Charges	**4,057**	**3,818**	239	6%
Merchant Fees	**3,600**	**3,074**	526	17%
Cash Mgt Fees	**2,970**	**2,832**	138	5%
Debit Card Fees	**2,374**	**2,084**	290	14%
Other	**7,229**	**7,248**	(19)	0%
Total Non-Interest Income	**$ 49,451**	**$ 44,786**	**$ 4,665**	**10%**

FULTON FINANCIAL CORPORATION

Non-Interest Income

Q2 2013	Q1 2013	Change	%
Net Interest Margin (1)	3.52%	3.55%	-0.03%	-1%
Yield on Average Earning Assets	4.07%	4.13%	-0.06%	-1%
Cost of Average Funds	0.58%	0.61%	-0.03%	-5%
Fed Funds	0.25%	0.25%	-	-

FULTON FINANCIAL CORPORATION

Interest Rates

(1) Fully-taxable equivalent

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 8,888	$ 1,287	$ 940	$ 1,927	$ 2,330	$ 15,372
Maryland	702	(461)	663	532	1,302	2,738
New Jersey	4,620	6,283	1,490	2,413	745	15,551
Virginia	141	(137)	81	2,148	204	2,437
Delaware	(24)	(215)	(6)	298	162	215
	$ 14,327	$ 6,757	$ 3,168	$ 7,318	$ 4,743	$ 36,313
Avg Loans	$ 3,688,767	$ 4,712,530	$ 604,531	$ 1,296,012	$ 2,091,830	$ 12,393,670
Annualized Net Charge-off %	0.78%	0.29%	1.05%	1.13%	0.45%	0.59%

FULTON FINANCIAL CORPORATION

Net Charge-offs (Recoveries) (YTD June 2013)

1.50%
1.00%
0.50%
0.00%
0.59%
0.35%
0.28%
2007
2008
2009
2010
2011
2012
YTD
06/30 (1)
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Net Charge-Offs To Average Loans

* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
 Excludes credit card companies.

 Source: SNL Financial LC
(1) Annualized.

Ending Balance	% of Total	Variance to 3/31/13 $	Variance to 3/31/13 %
	(dollars in thousands)			
Pennsylvania	$ 7,579,143	59.9%	$ 153,606	2%
New Jersey	2,350,924	18.6%	30,332	1%
Maryland	1,250,429	9.9%	35,760	3%
Virginia	1,021,673	8.1%	35,327	3%
Delaware	443,249	3.5%	13,105	3%
	$ 12,645,418	100.0%		

FULTON FINANCIAL CORPORATION

Loan Distribution by State (6/30/13)

Ending Balance	% of Total	NPL Balance (1)	Allowance Allocations (2)
	(dollars in thousands)			
Pennsylvania	**$ 667,866**	**50.9%**	**$ 12,253**	**$ 9,206**
Virginia	**241,707**	**18.4%**	**6,409**	**11,774**
New Jersey	**171,933**	**13.1%**	**7,835**	**6,344**
Maryland	**152,412**	**11.6%**	**1,907**	**3,171**
Delaware	**79,427**	**6.0%**	**2,256**	**2,189**
	$ 1,313,345	**100.0%**	**$ 30,660**	**$ 32,684**

FULTON FINANCIAL CORPORATION

Residential Mortgages (6/30/13)

(1) NPL - Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans.
(2) Related allowance for loan losses allocations.

Fulton Mortgage Company
▪ New applications received during Q2 2013 were
 $678 million compared to $701 million during Q1
 2013
▪ Pipeline* $368 million at June 30, 2013 vs. $386
 million at March 31, 2013
 ▪ The approved loan pipeline at the end of Q2 2013 was
 $104 million
 ▪ Percentage of the pipeline that has locked in an interest rate as of June 30, 2013: 86%
▪ 52% purchase / 48% refinancing during Q2 2013
45
* Defined as loans in process not yet closed with an application date prior to the end of the quarter. Loans in the following stages will be included: application received, pre-underwriting, in processing, in underwriting, approved, suspended, and pre-closing.

Ending Balance	% of Total	NPL Balance (1)	Allowance Allocations (2)
	(dollars in thousands)			
Pennsylvania	$ 2,664,212	71.8%	$ 41,129	$ 27,951
New Jersey	502,733	13.5%	9,504	20,323
Maryland	289,691	7.8%	2,931	5,243
Virginia	196,053	5.3%	3,475	2,937
Delaware	60,285	1.6%	180	1,103
	$ 3,712,974	100.0%	$ 57,219	$ 57,557

FULTON FINANCIAL CORPORATION

Commercial Loans    (6/30/13)

(1) NPL - Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans.
(2) Related allowance for loan losses allocations.

Ending Balance	% of Total	NPL Balance (1)	Allowance Allocations (2)
	(dollars in thousands)			
Pennsylvania	$ 2,579,484	53.1%	$ 19,102	$ 21,199
New Jersey	1,239,741	25.5%	18,705	26,103
Maryland	469,428	9.7%	1,136	4,989
Virginia	389,404	8.0%	6,714	3,128
Delaware	178,859	3.7%	3,772	3,277
	$ 4,856,916	100.0%	$ 49,429	$ 58,696

FULTON FINANCIAL CORPORATION

Commercial Mortgages (6/30/13)

(1) NPL - Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans.
(2) Related allowance for loan losses allocations.

Ending Balance	% of Total	NPL Balance (1)	Allowance Allocations (2)
	(dollars in thousands)			
Pennsylvania	$ 331,361	54.3%	$ 13,884	$ 5,358
Virginia	119,728	19.6%	2,134	1,732
New Jersey	79,344	13.0%	4,753	3,251
Maryland	59,553	9.8%	9,193	3,260
Delaware	20,294	3.3%	-	870
	$ 610,280	100.0%	$ 29,964	$ 14,471

FULTON FINANCIAL
CORPORATION

Construction Loans (6/30/13)

(1) NPL - Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans.
(2) Related allowance for loan losses allocations.

Accruing Troubled Debt Restructurings

	June 30, 2013	March 31, 2013
	(in thousands)	
Residential mortgage	$ 28,948	$ 33,095
Commercial mortgage	24,828	28,421
Construction	10,599	11,125
Commercial	8,394	9,031
Consumer and other	1,562	1,549
	$ 74,331	$ 83,221

FULTON FINANCIAL CORPORATION

Note: Excludes non-accrual troubled debt restructurings.

ENDING BALANCE (in millions)	WEIGHTED AVG. REMAINING LIFE (in years)
Agency collateralized mortgage obligations	$ 1,253.5	2.65
Agency mortgage-backed securities	970.5	3.01
Municipal bonds	290.4	4.90
Auction rate securities	172.1	3.98
Corporate & trust preferred securities	104.8	9.02
U.S. Treasuries and agencies	3.1	0.37
FHLB & FRB stock	95.3	NA
Bank stocks	34.3	NA
Other investments	10.3	NA
Net unrealized gain / (loss)	(18.3)	NA
Total Investments	$ 2,915.9	3.76

FULTON FINANCIAL CORPORATION

Investment Portfolio (6/30/13)

Monthly Investment Yield:2.88%

$200
$150
$100
$50
$-
Investment Cash Flows
(in Millions)
$125
$130
$108
$114
2.56%
2.40%
2.65%
2.48%
3.25%
3.15%
3.05%
2.95%
2.85%
2.75%
2.65%
2.55%
2.45%
2.35%
2.25%
Cash Flow Yields
3Q2013
4Q2013
1Q2014
2Q2014
Investment Cash Flows
Cash Flow Yields

FULTON FINANCIAL CORPORATION

Projected Investment Security Cash Flows

Principal Cash Flow
Premium Amortization Expense
$200,000,000
$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$163,241,031
$179,433,591
$198,017,854
$179,098,681
$156,740,334
$3,998,272
$4,591,601
$4,739,834
$4,133,244
$3,310,745
Book Price $102.00
Book Price $101.93
Book Price $101.59
Book Price $101.48
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
MBS & CMO Cash Flow
Net Amortization Expense

FULTON FINANCIAL CORPORATION

Investment MBS & CMO Cash Flows (2012-2013)

Book
Price
$102.14

Purchases	Principal Value (in thousands)		Yield to Maturity	Wtd Avg Life (in years)
MBS	$	199,191	1.74%	4.15
CMO - Agency		50,686	1.50%	4.82
Municipal - Bond Anticipation Notes		11,931	1.32%	0.90
Municipal		12,918	3.50%	9.31
Total	$	274,727	1.76%	4.37

Sales	Principal Value (in thousands)		Book Yield	Gain / (Loss) (in thousands)	
Corporate / Trust Preferred		3,351	9.74%		1,701
Total	$	3,351	9.74%	$	1,701

FULTON FINANCIAL CORPORATION

Investment Portfolio - Transactions (2nd Quarter 2013)

Does not include $1.0 million bank stock gains for the 2nd quarter of 2013 or $136,000 of gains related to 1Q 2013 sales

Efficiency ratio	YTD Jun 30, 2013	2012	2011	2010	2009	2008	2007
		Year Ended December 31,					
Non-interest expense	$ 228,066	$449,506	$ 416,476	$ 408,325	$ 415,537	$ 408,787	$ 407,125
Less: Intangible amortization	(1,068)	(3,031)	(4,257)	(5,240)	(5,747)	(7,162)	(8,334)
Numerator	$ 226,998	$446,475	$ 412,219	$ 403,085	$ 409,790	$ 401,625	$ 398,791
Net interest income (fully taxable equivalent)	$ 270,322	$ 561,190	$ 576,232	$ 574,257	$ 536,499	$ 540,118	$ 502,729
Plus: Total Non-interest income	99,575	216,624	187,727	182,320	173,935	113,218	149,694
Less: Investment securities (gains) losses	(5,338)	(3,026)	(4,561)	(701)	(1,079)	58,241	(1,740)
Denominator	$ 364,559	$774,788	$ 759,398	$ 755,876	$ 709,355	$ 711,577	$ 650,683
Efficiency ratio	62.3%	57.6%	54.3%	53.3%	57.8%	56.4%	61.3%

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principals) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

Q2 Jun 31, 2013		Q1 Mar 31, 2013
Return on average shareholders' equity (tangible)				
Net income	$	40,852	$	39,227
Plus: Intangible amortization, net of tax		348		347
Net income, less intangible amortization, net of tax (numerator)	$	40,930	$	39,574
Average shareholders' equity	$	2,062,483	$	2,073,498
Less: Average goodwill and intangible assets		(534,713)		(535,255)
Average tangible shareholders' equity (denominator)	$	1,527,770	$	1,538,243
Return on average common shareholders' equity (tangible), annualized		10.75%		10.43%

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation (con’t)

Tangible Book Value Per Share

	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Common shareholders' equity	$2,028,733	$ 2,061,763	$ 2,081,656	$2,060,683	$ 2,041,184	$2,022,863
Less: Goodwill and intangible assets	(534,452)	(534,987)	(535,563)	(541,845)	(542,622)	(543,383)
Tangible shareholders' equity (numerator)	$ 1,494,281	$ 1,526,776	$ 1,546,093	$ 1,518,838	$ 1,498,562	$ 1,479,480
Shares outstanding, end of period (denominator)	193,658	195,276	199,225	198,975	200,880	200,354
Shareholders' equity (tangible), per share	$ 7.72	$ 7.82	$ 7.76	$ 7.63	$ 7.46	$ 7.38

	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Common shareholders' equity	$ 1,992,539	$ 1,984,659	$ 1,953,309	$ 1,910,322
Less: Goodwill and intangible assets	(544,209)	(545,098)	(545,909)	(546,934)
Tangible shareholders' equity (numerator)	$ 1,448,330	$ 1,439,561	$ 1,407,400	$ 1,363,388
Shares outstanding, end of period (denominator)	200,164	199,892	199,370	199,191
Shareholders' equity (tangible), per share	$ 7.24	$ 7.20	$ 7.06	$ 6.84

	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010
Common shareholders' equity	$ 1,880,389	$ 1,876,310	$ 1,860,202
Less: Goodwill and intangible assets	(547,979)	(549,170)	(550,302)
Tangible shareholders' equity (numerator)	$ 1,332,410	$ 1,327,140	$ 1,309,900
Shares outstanding, end of period (denominator)	199,050	198,883	198,463
Shareholders' equity (tangible), per share	$ 6.69	$ 6.67	$ 6.60

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation (con’t)

Price-to-Tangible Book Value Per Share

	Jun 30, 2013
Closing Price of FULT on Jun 28, 2013 (numerator)	$ 11.48
Shareholders' equity (tangible), per share (denominator)	$ 7.72
Price-to-Tangible Book Value Per Share	1.49 %

Price-to-Last Twelve Months (LTM) EPS

	Jun 30, 2013
Closing Price of FULT on Jun 28, 2013 (numerator)	$ 11.48
Last Tweleve Months Earnings Per Share (denominator)	$ 0.82
	14.00 %

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation (con’t)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2013-08-09